Exhibit 10.1

As of August 7, 2018

Wheeler REIT, L.P.
Riversedge North,
2529 Virginia Beach Blvd., Suite 200,
Virginia Beach, VA 23452

Ladies and Gentlemen:

Reference is made that certain revolving loan (the "Loan") by and among KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank"), as administrative agent ("Agent") on behalf of itself and other lenders (the "Lenders"), WHEELER REIT, L.P., a Virginia limited partnership ("Borrower"), and the respective subsidiaries of the Borrower which are Guarantors of the Loan.

The Loan is evidenced by, among other documents, instruments and agreements, that certain Amended and Restated Credit Agreement dated as of December 21, 2017 by and among Agent, the Lenders, Borrower and the Guarantors (as same has been amended from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The Borrower has requested that the Agent and the Lenders waive or modify certain provisions of the Loan Agreement, and the Agent and the Lenders have so agreed to do so as provided below:

Accordingly, the Agent, the Lenders, Borrower and the Guarantors hereby agree as follows, effective as of July 1, 2018:

1.	The definition of “Gross Asset Value” is hereby amended by deleting clause (v) thereof and replacing same with the following:
“(v)    the aggregate amount of all cash and Cash Equivalents of Borrower and its Subsidiaries as of the date of determination.”

2.	The definition of “Total Commitment” is hereby amended and restated in its entirety to read as follows:
“§Total Commitment. As of the date of this Agreement, the Total Commitment is $58,902,250.41, such Total Commitment to reduce on a pro rata basis to $52,500,000 upon the earlier of: (i) the refinance of the Pending Refinance Properties or (ii) August 23, 2018. The Total Commitment may increase in accordance with §2.11 or decreased in accordance with §2.4.”

3.	Section 9.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“§9.2    Minimum Consolidated Fixed Charge Coverage Ratio. The REIT’s Consolidated Fixed Charge Coverage Ratio shall not be less than 1.0 to 1.0 at any date of determination, determined based on information for the most recent two (2) quarters annualized.”

4.	Section 9.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Liquidity. The unrestricted cash and Cash Equivalents of the REIT plus immediately available funds under this Agreement must equal at least Three Million Five Hundred Thousand Dollars ($3,500,000) at all times.”

5.
Following the closing of the refinance of the Pending Refinance Properties, it is anticipated that there will exist an approximately $2,890,000.00 over advance (the “Overadvance”) on the Borrowing Base Availability; the Agent and the Lenders hereby agree that the Borrower shall have (provided no Event of Default shall otherwise occur) a period through October 31, 2018 to repay such Overadvance or otherwise properly balance the Borrowing Base Availability; nothing contained herein shall be deemed constitute a waiver of the Agent’s and the Lenders’ rights and remedies should any further over-advance occur.

6.
The Agent and the Lenders acknowledge and agree that the Collateral Properties owned by WHLR-SHOPPES AT MYRTLE PARK and WHLR-SOUTH LAKE POINTE, LLC, shall continue to be included in the calculation of the Borrowing Base Availability, notwithstanding that the subject Collateral Properties no longer constitutes Eligible Real Estate due to the dark status of the prior Major Tenant at each such Collateral Property. Nothing contained herein shall constitute a waiver of any other terms or condition of the Loan Documents, nor an agreement by the Agent or the Lenders to forbear from strictly enforcing such terms and conditions.

7.
Except as expressly amended hereby, the remaining terms and conditions of the Loan Agreement and all other Loan Documents shall continue in full force and effect. Except as expressly provided above, nothing contained herein shall be deemed to constitute a waiver by the. Agent and the Lenders of any Defaults or Events of Default which may now or hereafter be in existence under the Loan Agreement, or a waiver of any rights and remedies of the Agent and the Lenders arising in connection therewith, all of which are expressly reserved.

It is intended that this Letter Agreement take effect as a sealed instrument as of the date first above written.

AGENT AND LENDER:
KEYBANK NATIONAL ASSOCIATION, as Lender, Issuing Lender, Swing Loan Lender and as Agent By: /s/ Robert Avil Name: Robert Avil Title: Senior Vice President
ACKNOWLEDGED AND AGREED

BORROWER:

WHEELER REIT, L.P., a Virginia limited partnership

By:	WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

SUBSIDIARY GUARANTORS:

WHLR-DARIEN, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-DEVINE STREET, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-GEORGETOWN, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

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WHLR-LADSON CROSSING, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-LAKE GREENWOOD CROSSING, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-LAKE MURRAY, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

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WHLR-LITCHFIELD MARKET VILLAGE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-MONCKS CORNER, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-MULLINS SOUTH PARK, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

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WHLR-RIDGELAND, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-SOUTH LAKE POINTE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-ST. MATTHEWS, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

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WHLR-LABURNUM SQUARE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-VILLAGE OF MARTINSVILLE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

WHLR-NEW MARKET CROSSING, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer

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WHLR-SHOPPES AT MYRTLE PARK, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:    David Kelly,
Title:    Chief Executive Officer